             Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by Registrant (x)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
( ) Preliminary Proxy Statement
(x) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                 Roanoke Electric Steel Corporation
           (Name of Registrant as Specified in its Charter)

               Thomas J. Crawford, Corporate Secretary
             (Name of Persons(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

(x) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
( ) $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(1)(3).
( ) Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies: ________________________________________________

    2) Aggregate number of securities to which transaction applies: ________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _

    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________

    _ Set forth the amount on which the filing fee is calculated and state how it was determined.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: _________________________________

    2) Form, Schedule or Registration Statement No.:
       _________________________________________________________

    3) Filing Party: ___________________________________________

    4) Date Filed: ___________________

                  ROANOKE ELECTRIC STEEL CORPORATION
                  P.O. BOX 13948
                  ROANOKE, VIRGINIA 24038-3948
                  December 12, 1994
                  DEAR SHAREHOLDER:
                        The Annual Meeting of Shareholders of Roanoke Electric
                  Steel Corporation will be held at 10:00 a.m. on Monday, January 16, 1995, in the Auditorium of the Appalachian Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia. Enclosed you will find the formal Notice, proxy and Proxy Statement detailing the matters which will be acted upon.
                        WE URGE YOU TO SIGN AND DATE THE PROXY, AND RETURN IT AS
                  SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SHOULD YOU DECIDE TO ATTEND THE MEETING AND VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.
                        We appreciate your continued interest and investment in
                  Roanoke Electric Steel Corporation.
                                                      Sincerely,
                                                      [Donald G. Smith sig]
                                                      DONALD G. SMITH
                                                      CHAIRMAN AND CEO

                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS OF ROANOKE ELECTRIC STEEL CORPORATION:
     NOTICE is hereby given that the 1995 Annual Meeting of Shareholders of Roanoke Electric Steel Corporation (the "Company") will be held in the Auditorium of the Appalachian Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, on Monday, January 16, 1995, at 10:00 a.m., local time, for the following purposes:
     1. To elect ten directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualify; and
     2. To transact such other business as may properly come before the Meeting, or any adjournments thereof.
     Only shareholders of record at the close of business on November 28, 1994, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof.
     TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED. YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.
                                           By Order of the Board of Directors
                                           [SIG]
                                           THOMAS J. CRAWFORD
                                           ASSISTANT VICE PRESIDENT
                                           AND SECRETARY
December 12, 1994

                       ROANOKE ELECTRIC STEEL CORPORATION
                       P.O. BOX 13948
                       ROANOKE, VIRGINIA 24038-3948
                                PROXY STATEMENT
                      1995 ANNUAL MEETING OF SHAREHOLDERS
     The solicitation of the enclosed 1995 proxy is made by and on behalf of the Board of Directors (the "Board") of Roanoke Electric Steel Corporation (the "Company") to be used at the 1995 Annual Meeting of Shareholders to be held on Monday, January 16, 1995, at 10:00 a.m., local time, in the Auditorium of the Appalachian Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of the Proxy Statement and the accompanying proxy is December 12, 1994.
     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company, or its affiliates, may make solicitations of proxies by telephone, telegram or personal calls. No additional compensation will be paid by the Company to such officers, directors and regular employees for such solicitation assistance. It is contemplated that brokerage houses and nominees will be requested to forward the proxy solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for reasonable charges and expenses in this connection.
     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with any instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by submitting a signed proxy bearing a later date or by written notice of revocation of the proxy sent to the Corporate Secretary of the Company, P.O. Box 13948, Roanoke, Virginia 24038-3948.
     The Annual Report to Shareholders, including the financial statements for the year ended October 31, 1994, reported upon by Deloitte & Touche LLP, is being mailed concurrently with this Proxy Statement, but should not be considered proxy solicitation material.
     As of November 28, 1994, the Company had outstanding 5,348,909 shares of common stock, each of which is entitled to one vote at the Annual Meeting. Only shareholders of record at the close of business on November 28, 1994, will be entitled to vote at the Annual Meeting or any adjournments thereof.
     A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Conversely, Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of the votes cast by shares entitled to vote at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast.
                                       1

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
     The following table sets forth as of October 31, 1994, information with respect to the known beneficial owners of more than five percent of the outstanding common stock of the Company. Unless otherwise noted in the footnotes to the table, the named beneficial owners have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

          NAME AND ADDRESS              NUMBER OF SHARES     PERCENT
           OF BENEFICIAL                  BENEFICIALLY         OF
               OWNER                         OWNED            CLASS
FMR Corp.                                    380,800 1          7.1%
82 Devonshire Street
Boston, MA 02109
Estate of John W. Hancock, Jr.               326,158 2          6.1%
c/o Plunkett, Logan & Oehlschlaeger
300 Shenandoah Building
305 First Street
Roanoke, VA 24011
Hollins College Corporation                  290,919            5.4%
7916 Williamson Rd.
Roanoke, VA 24020

1 FMR Corp. has no voting power and sole dispositive power with respect to these shares.
2 The executors of the Estate, Messrs. T.L. Plunkett and Charles I. Lunsford,
  II, have sole voting and sole dispositive power with respect to these shares.
                        SECURITY OWNERSHIP OF MANAGEMENT
     The following table sets forth as of November 18, 1994, certain information regarding the beneficial ownership of the common stock of the Company by each director nominee and named executive officer and by all director nominees and executive officers as a group. Unless otherwise noted in the footnotes to the table, the named persons have sole voting and investment power with respect to all outstanding shares of common stock shown as beneficially owned by them.

    NAME OF BENEFICIAL
   OWNER AND NUMBER OF        SHARES OF COMMON STOCK     PERCENT
     PERSONS IN GROUP           BENEFICIALLY OWNED       OF CLASS
Frank A. Boxley                        67,868 1              1.3%
T. A. Carter                            1,000 2                *
George B. Cartledge, Jr.               11,686 3                *
Thomas J. Crawford                      3,964 4                *
Donald R. Higgins                       5,892 5                *
Charles I. Lunsford, II               334,525 6              6.3%
John E. Morris                          5,647 7                *
William L. Neal                        17,712 8                *
Thomas L. Robertson                    15,100                  *
Donald G. Smith                        20,978 9                *
Paul E. Torgersen                      10,000                  *
Gordon C. Willis                       44,227 10               *
John D. Wilson                            461                  *
All director nominees and
  executive officers as
  a group (13 persons)                539,060 11            10.1%

* Less than one percent.
1 Includes 38,181 shares held in the name of Mr. Boxley's spouse.
2 Includes 1,000 shares held in the name of Mr. Carter's spouse.
3 Includes 562 shares held in the name of Mr. Cartledge's spouse and 1,124 shares held in custodian accounts for the benefit of Mr. Cartledge's children. 4 Includes 2,500 shares which Mr. Crawford has the right to acquire through the exercise of stock options.
5 Includes 600 shares held in the name of Mr. Higgins' spouse, 2,242 shares held in custodian accounts for the benefit of Mr. Higgins' children and 1,500 shares which Mr. Higgins has the right to acquire through the exercise of stock options.
6 Includes 702 shares held in custodian accounts for the benefit of Mr.
  Lunsford's children and 326,158 shares held by Mr. Lunsford as an executor under the Will of John W. Hancock, Jr., deceased.
7 Includes 3,500 shares which Mr. Morris has the right to acquire through the exercise of stock options.
8 Includes 4,500 shares which Mr. Neal has the right to acquire through the exercise of stock options.
9 Includes 4,500 shares which Mr. Smith has the right to acquire through the exercise of stock options.
10 Includes 3,407 shares held in the name of Mr. Willis' spouse, 900 shares held by NationsBank of Virginia, N.A. for the benefit of Mr. Willis and 28,292 shares owned by Rockydale Quarries Corporation of which Mr. Willis is Chairman of the Board.
11 Includes 16,500 shares which executive officers have the right to acquire through the exercise of stock options.
                                       3

                             ELECTION OF DIRECTORS
PROPOSAL NO. 1
     Ten directors of the Company are to be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify. The persons named as proxies in the accompanying form of proxy, unless otherwise directed, intend to vote the shares represented by the proxy for the election of the ten nominees named below. All nominees are members of the present Board of the Company and the Boards of each of its subsidiaries and were elected to the present terms of office by the shareholders. The Board is informed that all of the nominees are willing to serve as directors, but if any of them should become unavailable to serve, the persons named as proxies may vote for such substitute nominee or nominees as may be designated by the Board.
                 INFORMATION CONCERNING DIRECTORS AND NOMINEES
     The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the 1995 Annual Meeting of Shareholders.

                                                                                             SERVED AS
      NAME AND AGE                             PRINCIPAL OCCUPATION                        DIRECTOR SINCE
Frank A. Boxley            President, Southwest Construction, Inc.                              1993
  Age 61
T.A. Carter                Architect                                                            1991
  Age 66
George B. Cartledge, Jr.   President, Grand Piano & Furniture Co., Inc.                         1991
  Age 53
Charles I. Lunsford, II    Chairman, Chas. Lunsford Sons & Assoc., A Division of                1978
  Age 54                     Rollins Hudig Hall of Virginia, Inc. (general insurance);
                             President and General Manager, Center in the Square from
                             January, 1990 to January, 1993.
William L. Neal            President, John W. Hancock, Jr., Inc. (wholly-owned                  1989
  Age 67                     subsidiary of the Company)
Thomas L. Robertson        President and Chief Executive Officer, Carilion Health               1992
  Age 51                     System; Director, Roanoke Gas Company
Donald G. Smith            Chairman of the Board, President, Treasurer and Chief                1984
  Age 59                     Executive Officer of the Company; Director, American
                             Electric Power Company, Inc.
Paul E. Torgersen          President, Virginia Polytechnic Institute and State                  1986
  Age 63                     University ("VPI & SU") since January, 1994; President,
                             Virginia Tech Corporate Research Center, Inc. from
                             January, 1990 to January, 1994; prior thereto, Dean of the
                             College of Engineering, VPI & SU
Gordon C. Willis           Chairman of the Board, Rockydale Quarries Corporation                1966
  Age 74
John D. Wilson             President, Washington and Lee University                             1987
  Age 63

                                       4

                       BOARD OF DIRECTORS AND COMMITTEES
MEETINGS OF THE BOARD
     The Board of Directors held twelve meetings during fiscal 1994. All directors with the exception of Mr. Carter, attended 75% or more of the total number of meetings of the Board and the committees of the Board on which they served. Mr. Carter did attend 75% of the meetings of the Board.
DIRECTOR COMPENSATION
     Each director of the Company receives a $6,000 annual retainer plus $500 for each Board meeting attended. In addition, non-employee directors receive a fee of $400 for each committee meeting attended. Directors not residing in Roanoke, Virginia, are reimbursed for actual travel expenses to attend Board and committee meetings.
DIRECTORS' RETIREMENT PLAN
     The Board adopted, effective as of January 24, 1989, an unfunded directors' retirement plan, whereby eligible directors of the Company will receive a monthly benefit following retirement from the Board. A director is eligible after five years of service as a director and will be paid an amount equal to the retainer fee being paid to then current members of the Board for a period corresponding in duration with the participant's years of service as a director of the Company, or such longer or shorter period as the Board may determine. In all cases, payment of benefits will cease upon the death of the participant. COMMITTEES OF THE BOARD
     The Board of Directors of the Company has standing Executive, Audit, Profit Sharing Plan and Compensation and Stock Option Committees. The respective membership on and functions of such committees are set forth below. The Board has no standing Nominating Committee.
     The Executive Committee of the Board is composed of directors Smith (Chairman), Robertson, Torgersen and Willis. This Committee is authorized to act, between meetings of the Board, in the place and stead of the Board, except with respect to matters reserved for the Board by Virginia law or by resolution of the Board. The Executive Committee met twelve times in fiscal 1994.
     The Audit Committee of the Board is composed of directors Willis (Chairman), Carter, Robertson and Torgersen. The functions of the Audit Committee include reviewing the accounting principles and procedures employed by the Company, reviewing annual and interim reports of the Company and the independent public accountants of the Company, reviewing significant financial information, reviewing the Company's system of internal controls, reviewing all related party transactions and recommending the selection of the independent public accountants. The Audit Committee met three times in fiscal 1994.
     The Profit Sharing Plan Committee of the Board is composed of directors Lunsford (Chairman) and Smith. The Committee meets quarterly to administer the Employees' Profit Sharing Plan of the Company, including making amendments thereto and issuing rulings or interpretations thereunder. The Profit Sharing Plan Committee met five times in fiscal 1994.
     The Compensation and Stock Option Committee of the Board is composed of directors Cartledge (Chairman), Boxley, Lunsford and Wilson. The Committee meets as necessary to oversee the Company's compensation and benefit practices, recommend to the full Board the compensation arrangements for the Company's senior officers, administer the Company's executive compensation plans and administer and consider awards under the Company's Employees' Stock Option Plan. The Compensation and Stock Option Committee met twice in fiscal 1994.
                                       5

                             EXECUTIVE COMPENSATION
     The following table provides certain summary information for the fiscal years ended October 31, 1994, 1993 and 1992 concerning the compensation of the Company's Chief Executive Officer, each of the four other most highly compensated executive officers of the Company who were serving as executive officers at the end of the last fiscal year, and one former executive officer who was not serving in such capacity at the end of the last fiscal year (hereinafter referred to as the "Named Executive Officers").
SUMMARY COMPENSATION TABLE

                                                                                       LONG
                                                                                       TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                    SECURITIES
                                                                                    UNDERLYING
                                                                                     OPTIONS/        ALL OTHER
               NAME AND                           ANNUAL COMPENSATION 1                SARS         COMPENSATION
          PRINCIPAL POSITION              YEAR     SALARY($)       BONUS($) 2          (#)              ($) 3
Donald G. Smith                           1994       155,750        321,094                0           32,151
  Chairman, President,                    1993       137,000        152,622                0           18,607
  Treasurer and CEO                       1992       137,000         98,207            2,500           11,255
Donald R. Higgins                         1994        87,250        113,722                0           26,067
  Vice President-Sales                    1993        82,500         50,874                0           10,340
                                          1992        75,000         32,736            2,000            5,215
John E. Morris                            1994        86,250        113,722                0           26,145
  Vice President-Finance                  1993        81,500         50,874                0           10,506
  and Assistant Treasurer                 1992        74,000         32,736            2,000            5,430
John W. Hancock, Jr. 4                    1994        55,927        128,825                0                0
  Chairman of the Executive               1993       147,684        406,991                0                0
  Committee of the Board                  1992       148,114        261,886                0                0
William L. Neal                           1994       110,213         34,643                0           24,857
  President, John W. Hancock, Jr.,        1993       102,963         13,448                0           14,563
  Inc.                                    1992       102,963         10,947            2,500           11,223
Thomas J. Crawford                        1994        72,250         66,897                0           17,950
  Assistant Vice President and            1993        66,250         25,437                0            7,028
  Corporate Secretary                     1992        55,000         16,368            1,500            3,413

1 None of the Named Executive Officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of his salary and bonus reported in the above table.
2 Represents incentive compensation paid according to the incentive compensation program, as described in the Compensation and Stock Option Committee Report on Executive Compensation.
                                       6

3 Includes for 1994 (i) vested contributions from the Profit Sharing Plan of the Company and its subsidiaries, and (ii) employer paid insurance premiums, respectively, for the Named Executive Officers as follows: Mr. Smith, $29,383 and $2,768; Mr. Higgins, $25,003 and $1,064; Mr. Morris, $24,807 and $1,339;
  Mr. Hancock, $0 and $0; Mr. Neal, $17,382 and $5,961; and Mr. Crawford, $17,274 and $675. Includes employer contributions to Hancock Joist Employees' Retirement Savings Plan for 1994 for Mr. Neal of $1,514.
4 Mr. Hancock passed away on March 3, 1994.
OPTION EXERCISES AND YEAR-END VALUES
     The following table sets forth information regarding stock options exercised by each of the Named Executive Officers during the fiscal year ended October 31, 1994 and the value of unexercised options held by such persons on October 31, 1994. No stock options were granted in fiscal 1994 to any of the Named Executive Officers.
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                             NUMBER OF
                                                            SECURITIES           VALUE OF
                                                            UNDERLYING          UNEXERCISED
                                                            UNEXERCISED        IN-THE-MONEY
                           SHARES                         OPTIONS/SARS AT     OPTIONS/SARS AT
                         ACQUIRED ON                        FY-END (#)          FY-END ($)
                          EXERCISE          VALUE          EXERCISABLE/        EXERCISABLE/
        NAME                 (#)         REALIZED ($)      UNEXERCISABLE       UNEXERCISABLE
Donald G. Smith             2,000            7,300            4,500/0             36,750/0
Donald R. Higgins           3,500           17,405            1,500/0              8,175/0
John E. Morris              1,500            3,975            3,500/0             28,855/0
John W. Hancock, Jr.            0                0                0/0                  0/0
William L. Neal             2,000            5,800            4,500/0             36,750/0
Thomas J. Crawford          1,000            2,650            2,500/0             20,960/0

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION
     The Compensation and Stock Option Committee (the "Committee") of the Board of Directors is comprised of four non-employee directors, none of whom are eligible to participate in any of the compensation plans administered by the Committee. The Committee is generally charged with overseeing the Company's compensation and benefit practices, making determinations regarding the award of stock options to the Company's executive officers and other employees under the Company's Employees' Stock Option Plan (the "Option Plan") and providing recommendations to the full Board on the salary, incentives and other compensation of the Company's senior officers.
     COMPENSATION PROGRAM. The Company's executive compensation program is designed to attract and retain qualified executives, to support a longstanding internal culture of loyalty and dedication to the interests of the Company and to reward its executives for short and long-term operating results and individual contributions which enhance the value of shareholders' investment in the Company. Compensation of the executive officers, including the Chief Executive Officer, has been structured and administered so that a substantial component of total compensation is dependent upon, and directly related to, the Company's earnings, growth and profitability. Salaries are set at levels which in general are less than amounts paid by competitors, with the incentive compensation program (described below) providing an opportunity for executives to earn competitive levels of total cash compensation. The Company's executive compensation program encourages executives to increase profitability and shareholder value.
     BASE SALARY. Base salaries for executive officers for 1994 were recommended by the Committee and approved by the Board of Directors. The amount of base salary for executive officers other than the Chief Executive Officer is recommended to the Committee by the Chief Executive Officer, based on his evaluation of the executive's performance and contribution to the Company's overall results and current and projected economic conditions. The base salary recommendation for the Chief Executive Officer is determined separately by the Committee after reviewing the Chief Executive Officer's performance, the overall results of the Company and the economic climate. In recommending the base salaries for both the Chief Executive Officer and the other executive officers, the Committee also considers the salaries paid to the chief executive officers and executive officers of other companies, as well as inflation and cost of living factors. The salaries of the Named Executive Officers are listed in the Summary Compensation Table. The Named Executive Officers, with the exception of Mr. Hancock, received an increase in base salary in February, 1994.
     INCENTIVE COMPENSATION PROGRAM. The Company's incentive compensation program, which was established in 1958, has insured that a portion of the total compensation of the executive officers is at risk with respect to the profitability of the Company. The purpose of the incentive program is to directly link a significant portion of executive compensation to Company profitability, which will motivate executives to increase profitability and will reward executives with respect to the Company's success. The emphasis on incentive compensation for executives is consistent with the pay-for-performance policy applied throughout the Company. The Committee believes this approach provides competitive compensation and is in the best interests of the Company and its shareholders. Under the program, a percentage of the consolidated monthly gross profits, before profit sharing and taxes, of the Company or of John W. Hancock, Jr., Inc., may be distributed to Company officers. At October 31, 1994, the incentive percentages being paid to Messrs. Smith, Higgins, Morris and Crawford totaled 3.375% of the consolidated monthly gross profits, before profit sharing and taxes, of the Company, and the incentive percentage being paid to Mr. Neal was 2.7% of the consolidated monthly gross profits, before profit sharing and taxes, of John W. Hancock, Jr., Inc. The percentage of incentive compensation to be received by each executive officer, if any, is approved annually by the Board, upon recommendation of the Committee, using the
                                       8
same procedures and criteria that are applied in determining base salary. The Committee determines the percentage to be awarded to the Chief Executive Officer. The percentages for the other executive officers are recommended by the Chief Executive Officer and are reviewed and approved by the Committee. Incentives earned by the Named Executive Officers are listed in the Summary Compensation Table. The Named Executive Officers, with the exception of Messrs. Hancock and Neal, received an increase in incentive compensation percentage in February, 1994.
     STOCK OPTIONS. Stock options awarded under the Option Plan are used as incentives for individual and Company performance and to foster stock ownership by Company executives and other employees. The Compensation and Stock Option Committee has sole responsibility for determining all awards of stock options under the Option Plan, including awards to the Company's executive officers, and for establishing the terms and exercise periods (not to exceed five years) of such options, the requisite conditions for exercise and the amounts of the awards. Under the Option Plan, the option price is 85% of the closing per share sales price of the Company's common stock on the date of grant. In awarding options to executive officers, the Compensation and Stock Option Committee considers the factors set forth above, as well as the individual's current shareholdings in the Company. The Compensation and Stock Option Committee currently has no specific policy with respect to the frequency, timing, number, or size of option grants to executive officers or other employees of the Company. No options were granted under the Option Plan in fiscal 1994.
     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. In determining the compensation of the Chief Executive Officer, the Committee is guided by the policies and programs described above, Company performance and competitive practices. The primary factor underlying this arrangement is the Company's emphasis on tying a substantial portion of executives' total compensation to the Company's performance. The amount of total cash compensation of the Chief Executive Officer fluctuates depending on the profitability of the Company. As mentioned previously, the base salary and incentive compensation percentage for the Chief Executive Officer were adjusted in February, 1994, with such adjustments being the first since fiscal 1986.
           SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEE:
                       George B. Cartledge, Jr., Chairman
                                Frank A. Boxley
                            Charles I. Lunsford, II
                                 John D. Wilson
          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Compensation and Stock Option Committee consists of Messrs. Cartledge, Lunsford, Wilson and Boxley. Mr. Lunsford is Chairman of Chas. Lunsford Sons & Associates, a division of Rollins Hudig Hall of Virginia, Inc., a firm which acts as agent and broker for numerous insurance companies and associations. The Company and its subsidiaries paid premiums totalling $1,640,168 to the firm during fiscal 1994. The transactions were effected on terms as favorable to the Company and its subsidiaries as could have been obtained from other sources of similar insurance coverage.
                                       9

                               PERFORMANCE GRAPH
     The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's common stock with the cumulative total returns on the Standard & Poor's 500 Composite Stock Index (the "S&P 500") and the Standard & Poor's Steel Group Index (the "S&P Steel") for the five year period commencing on October 31, 1989 and ending on October 31, 1994. These comparisons assume the investment of $100 in the Company's common stock and each of the indices on October 31, 1989 and the reinvestment of dividends.



                  GRAPH AS DEFINED BY FOLLOWING DATA POINTS:

                                            Cumulative Total Return
                       10/89      10/90     10/91     10/92     10/93     10/94
Roanoke Elec Stl
 Corp                   100        70         57        78       108       139
S&P 500                 100        93        124       136       156       162
S&P Steel               100        78        101       114       173       194

                         INDEPENDENT PUBLIC ACCOUNTANTS
     The Company's independent public accountants are selected annually by the Board upon recommendation of the Audit Committee. The public accounting firm of Deloitte & Touche LLP has been retained by the Company as the independent public accountants for fiscal year 1995. It is expected that a representative of that firm will be present at the shareholders' meeting and will have the opportunity to make a statement and respond to appropriate questions.
                             SHAREHOLDER PROPOSALS
     Proposals of shareholders intended to be presented at the Company's 1996 Annual Meeting of Shareholders must be received by the Company, addressed to the attention of the Corporate Secretary, at its principal executive offices, 102 Westside Boulevard, N.W., Roanoke, Virginia 24017, no later than August 14, 1995, in order to be considered for inclusion in the Proxy Statement relating to that meeting.
                                 MISCELLANEOUS
     All properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the specifications contained thereon.
     The Board knows of no other matter which may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote in accordance with their judgment upon such matter.
                                          By Order of the Board of Directors
                                          [Thomas J. Crawford]
                                          THOMAS J. CRAWFORD
                                          ASSISTANT VICE PRESIDENT
                                          AND SECRETARY
                                       11

PROXY                  ROANOKE ELECTRIC STEEL CORPORATION
                    Proxy for Annual Meeting of Shareholders
                              January 16, 1995
               Proxy Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Donald G. Smith, John E. Morris and Thomas J. Crawford, or any of them who shall act, proxies for and with all the powers of the undersigned, each with powers of substitution, to vote all shares of the common stock of Roanoke Electric Steel Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of said Corporation to be held in the Auditorium of the Appalachian Power Company Building, 40 Franklin Road, S.W., Roanoke, Virginia, on January 16, 1995, at 10:00 a.m., local time, and at all adjournments thereof, on all matters set forth in the Notice and accompanying Proxy Statement for said meeting, a copy of which has been received by the undersigned, as follows:

1. ELECTION OF DIRECTORS:  ( ) FOR all nominees listed  ( ) WITHHOLD AUTHORITY
                               below (except as marked      to vote for all
                               to the contrary below)       nominees listed
                                                            below

          Frank A. Boxley, T.A. Carter, George B. Cartledge, Jr.,
      Charles I. Lunsford, II, William L. Neal, Thomas L. Robertson, Donald G. Smith, Paul E. Torgersen, Gordon C. Willis, John D. Wilson.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

_______________________________________________________________________________

2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE DATE AND SIGN ON REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS.

                               The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 12, 1994.

                               Dated: ______________________________, 19___

                               ____________________________________________

                               ____________________________________________
                                     Signature(s) of Shareholder(s)

IMPORTANT: Please mark this Proxy, date, sign exactly as your name(s) appear(s), and return in the enclosed postage paid envelope. If shares are held jointly, signature should include both names. Trustees and others signing in a representative capacity should so indicate. This Proxy is revocable at any time prior to the exercise hereof.